AB Cap Fund, Inc.

AB Multi-Manager Select 2010 Fund

Portfolio of Investments

April 30, 2020 (unaudited)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 99.8%
Funds and Investment Trusts – 99.8%(a)
AB All Market Real Return Portfolio - Class Z(b)	69,012	$478,251
AB Bond Inflation Strategy Portfolio - Class Z(b)	136,922	1,452,741
AB Discovery Growth Fund, Inc. - Class Z(b) (c)	14,121	156,884
AB Global Bond Fund, Inc. - Class Z(b)	260,174	2,190,663
AB Global Real Estate Investment Fund II - Class I(b)	30,141	268,857
AB High Income Fund, Inc. - Class Z(b)	83,851	571,867
AB Relative Value Fund - Class Z(b)	35,821	170,509
AB Trust – AB Discovery Value Fund - Class Z(b)	10,986	155,900
AB Unconstrained Bond Fund, Inc. - Class Z(b)	66,955	481,404
AQR International Defensive Style Fund - Class R6	41,210	486,275
AQR Style Premia Alternative Fund - Class R6	44,352	313,566
Baird Short Term Bond Fund	115,284	1,132,092
BlackRock Total Return Bond Fund - Class K	93,544	1,131,884
Boston Partners Long/Short Research Fund - Class INS	23,616	312,205
DFA Commodity Strategy Portfolio	61,826	265,234
iShares Core S&P 500 ETF	5,252	1,529,172
MFS Institutional International Equity Fund	13,925	328,780
PIMCO Real Return Fund	68,997	801,742
Schwab US Dividend Equity ETF(d)	25,034	1,267,972
T. Rowe Price Emerging Markets Stock Fund - Class I	4,129	160,070
T. Rowe Price International Funds - International Discovery Fund - Class I	2,592	159,935
Vanguard FTSE Developed Markets ETF	4,439	158,384
Vanguard Short-Term Bond ETF	9,769	807,701
Vanguard Total Bond Market ETF	14,759	1,291,560

Total Investment Companies (cost $16,528,641)		16,073,648

SHORT-TERM INVESTMENTS – 0.1%
Investment Companies – 0.1%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 0.35%(a) (b) (e) (cost $15,558)	15,558	15,558

Total Investments Before Security Lending Collateral for Securities Loaned – 99.9% (cost $16,544,198)		16,089,206

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 8.6%
Investment Companies – 8.6%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 0.35%(a) (b) (e) (cost $1,387,483)	1,387,483	1,387,483

U.S. $ Value

Total Investments – 108.5% (cost $17,931,682)(f)	$17,476,689
Other assets less liabilities – (8.5)%	(1,366,353)

Net Assets – 100.0%	$16,110,336

(a)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Affiliated investments.
(c)	Non-income producing security.
(d)	Represents entire or partial securities out on loan.
(e)	The rate shown represents the 7-day yield as of period end.
(f)

As of April 30, 2020, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $228,867 and gross unrealized depreciation of investments was $(683,860), resulting in net unrealized depreciation of $(454,993).

Glossary:

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

AB Cap Fund, Inc.

AB Multi-Manager Select 2010 Fund

April 30, 2020 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2020:

Investments in Underlying Portfolios:	Level 1	Level 2	Level 3	Total
Investment Companies	$16,073,648	$—	$—	$16,073,648
Short-Term Investments	15,558	—	—	15,558
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	1,387,483	—	—	1,387,483

Total	$17,476,689	$—	$—	$17,476,689

A summary of the Fund’s transactions in AB mutual funds for the nine months ended April 30, 2020 is as follows:

							Distributions
Affiliated Issuer	Market Value 07/31/2019 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./ (Depr.) (000)	Market Value 04/30/2020 (000)	Dividend Income (000)	Realized Gains (000)
AB All Market Real Return Portfolio	$544	$213	$177	$(52)	$(50)	$478	$12	$0
AB Bond Inflation Strategy Portfolio	1,662	278	453	(7)	(27)	1,453	29	0
AB Discovery Growth Fund, Inc.	0	248	87	(9)	5	157	11	0
AB Discovery Value Fund	174	109	69	(56)	(2)	156	8	0
AB Global Bond Fund, Inc.	2,940	2,951	3,601	34	(133)	2,191	73	0
AB Global Real Estate Investment Fund II	367	239	258	(65)	(14)	269	29	0
AB High Income Fund, Inc.	567	187	85	(8)	(89)	572	29	0
AB Relative Value Fund	371	57	237	(9)	(11)	171	17	0
AB Unconstrained Bond Fund, Inc.	370	314	157	(16)	(30)	481	28	0
Government Money Market Portfolio	105	5,274	5,363	0	0	16	1	0
Government Money Market Portfolio**	0	19,103	17,716	0	0	1,387	3	0
Total	$7,100	$28,973	$28,203	$(188)	$(351)	$7,331	$240	$0

*	Investments of cash collateral for securities lending transactions